UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 21, 2008

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	465 South Meadows Parkway Reno, Nevada 89521	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

888-257-4193

(Registrant’s telephone number, including area code)

157 Adelaide Street, West – Suite 600

Toronto, Ontario, Canada, M5H 4E7

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01  Change in Registrant’s Certifying Accountant.

On July 21, 2008 Pacific Gold Corp. (the “Company”) notified Mantyla McReynolds LLC (“Mantyla”), the Company’s independent registered public accounting firm, that the Company engaged a new independent registered public accounting firm and thereby was terminating its relationship with Mantyla.  The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

Mantyla’s reports on the Company’s financial statements for the two fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and through July 21, 2008, there were no disagreements between the Company and Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla would have caused it to make a reference to the subject matter of the disagreements in connection with their report on the Company’s financial statements for such years.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years ended December 31, 2007 and 2006, or the interim period through July 21, 2008.

The Company has provided Mantyla with a copy of this disclosure and requested that Mantyla furnish the Company with a  letter addressed to the Securities and Exchange Commission stating whether it agrees of disagrees with the statements by the Company in this Current Report on Form 8-K.

On July 21, 2008, the Company engaged Robnett & Company LP (“Robnett”) as its new independent registered public accounting firm.  The engagement of Robnett was approved by the Company’s Board of Directors.  During the Company’s two most recent fiscal years ended December 31, 2007 and 2006 and through July 21, 2008, neither the Company nor anyone acting on its behalf consulted with Robnett regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed;  or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Robnett concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.

(Registrant)

Date:  July 25, 2008

By:

/s/ Robert Landau

Robert Landau, Chief Executive Officer

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